A strategic and disciplined approach to delivering long-term value Stephens 13th Annual Bank Forum September 19 - 20, 2023

2 Nasdaq: BMRC Forward-Looking Statements This discussion of financial results includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the "1933 Act") and Section 21E of the Securities Exchange Act of 1934, as amended, (the "1934 Act"). Those sections of the 1933 Act and 1934 Act provide a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about their financial performance so long as they provide meaningful, cautionary statements identifying important factors that could cause actual results to differ significantly from projected results. Our forward-looking statements include descriptions of plans or objectives of management for future operations, products or services, and forecasts of revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "intend," "estimate" or words of similar meaning, or future or conditional verbs preceded by "will," "would," "should," "could" or "may." Forward-looking statements are based on management's current expectations regarding economic, legislative, and regulatory issues that may affect our earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions and the economic uncertainty in the United States and abroad, including economic or other disruptions to financial markets caused by acts of terrorism, war or other conflicts such as Russia's military action in Ukraine, impacts from inflation, supply change disruptions, changes in interest rates (including the actions taken by the Federal Reserve to control inflation), California's unemployment rate, deposit flows, real estate values, and expected future cash flows on loans and securities; costs or effects of acquisitions; competition; changes in accounting principles, policies or guidelines; changes in legislation or regulation; natural disasters (such as wildfires and earthquakes in our area); adverse weather conditions; interruptions of utility service in our markets for sustained periods; and other economic, competitive, governmental, regulatory and technological factors (including external fraud and cybersecurity threats) affecting our operations, pricing, products and services; and successful integration of acquisitions. Important factors that could cause results or performance to materially differ from those expressed in our prior forward-looking statements are detailed in ITEM 1A, Risk Factors section of our December 31, 2022 Form 10-K as filed with the SEC, copies of which are available from us at no charge. Forward-looking statements speak only as of the date they are made. Bancorp undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events. GAAP to Non-GAAP Financial Measures This presentation includes some non-GAAP financial measures as shown in the Appendix of this presentation. Please refer to the reconciliation of GAAP to Non-GAAP financial measures included on pages 44 and 45 of our Form 10-Q under Item 2 - Management's Discussion and Analysis of Financial Condition and Results of Operations, filed with the SEC on August 8, 2023.

3 Bank of Marin Bancorp Recent awards: FIVE STAR BANK BAUER Headquarters Novato, California Marin County, North of San Francisco Employees, full-time equivalent 317 Assets $4.1 billion Market Capitalization $303 million Ticker BMRC (Nasdaq Capital Markets) Founded 1989 First branch opened in 1990 Piper Sandler Sm-All Stars: Class of 2020 SINCE 2003 Data as of June 30, 2023. Market capitalization as of August 31, 2023 AAAAAAAAAA AAA 3 Nasdaq: BMRC

Tim Myers President & Chief Executive Officer • 27 years of finance and banking experience • Joined Bank of Marin in 2007 Sathis Arasadi EVP, Chief Information Officer • 30 years of engineering, technology, and fintech experience • Joined Bank of Marin in 2023 Tani Girton EVP, Chief Financial Officer • 38 years of financial services experience • Joined Bank of Marin in 2013 • 244 Years of Combined Management Experience Through Various Economic Cycles Misako Stewart EVP, Chief Credit Officer • 31 years of banking experience • Joined Bank of Marin in 2013 Bob Gotelli EVP, Human Resources Director • 28 years of human resources experience • Joined Bank of Marin in 2000 Nikki Sloan EVP, Head of Growth & Strategy • 29 years of banking experience • Joined Bank of Marin in 2021 Brandi Campbell EVP, Head of Retail Banking • 36 years of banking experience • Joined Bank of Marin in 2019 David Bloom EVP, Head of Commercial Banking • 25 years of commercial banking experience • Joined Bank of Marin in 2023 4 Nasdaq: BMRC

5 • 27 retail branches and 8 commercial banking offices located across 10 Northern California counties. • Sound underwriting produces a high- quality loan portfolio with low credit costs and stable earnings through cycles. • Strong deposit base with competitively priced funding source for lending activity. Delivering a Relationship and Community-focused Banking Model on a Regional Scale (loan production office) (loan production office) AAAAAAA5 Nasdaq: BMRC

Second Quarter 2023 Highlights 6 Nasdaq: BMRC Earnings and Profitability • Net Income of $4.6 million • Diluted EPS of $0.28 • Return on Average Assets of 0.44% • Return on Average Equity of 4.25% Key Operating Trends Loans and Credit Quality Deposits and Liquidity Capital • Tax-equivalent NIM of 2.45% • Tax-equivalent yield on interest-earning assets of 3.51%, up 2 bps from 1Q23 • Interest-bearing liabilities costs of 2.09%, up 114 bps from 1Q23 • Stable non-interest expense • Total portfolio loan balances decreased 0.4% from 1Q23 • Classified and non-accrual loans of only 1.81% and 0.10%, respectively • Reported NOO-CRE office portfolio average LTV and DCR were unchanged • Total deposits increased 2% from 1Q23, due to proactive prospect and customer outreach • Non-interest bearing deposits represent 48% of total deposits • Insured deposits estimated to represent 71% of total deposits • Strong liquidity provides 209% coverage of estimated uninsured deposits • Cash and unencumbered investment securities of $778.2 million • Other immediately available contingent funding of $1.2 billion • Bancorp total risk-based capital of 16.4% • Bancorp TCE / TA of 8.6%, 6.7% when adjusted for HTM securities 1 1See Reconciliation of Non-GAAP Financial Measures in the Appendix

Actions and Results Subsequent to Second Quarter through September 12th 7 Nasdaq: BMRC Deposits Borrowings and Liquidity Interest Rate Risk Investment Securities Loans and Credit Quality • Cash increased $88 million to $127 million • Borrowings down another $142 million to $150 million with excess cash, mostly from the post- quarter-end sale of AFS securities, available for further reductions • Entered into $102 million pay fixed, receive floating interest rate swaps split between 2.5 and 3 year terms • Fair value hedge of AFS securities increases asset sensitivity and reduces market value risk • Sold $83 million AFS securities and offset losses of $2.8 million with a $2.8 million gain on the sale of VISA Class B shares • Settlement proceeds retained on balance sheet • Improves net interest margin and capital and liquidity ratios • Reduces market value/tangible capital sensitivity to interest rate increases • Increased AFS portfolio duration from 3.8 to 4.0 • Sold only other real estate owned property at a slight gain 1See Reconciliation of Non-GAAP Financial Measures in the Appendix • Deposits up $103 million and less than $45 million below balance immediately preceding 1st quarter bank failures and resulting industry disruption • At over 48% as of September 12th, we have successfully maintained high non-interest bearing deposit balances consistent with pre-pandemic levels and despite market and industry turbulence • Cost of deposits for 3rd QTD and MTD as of September 12th were 0.92% and 0.98%, respectively

$2.33 $2.48 $2.22 $2.30 $2.92 $0.64 $0.80 $0.92 $0.94 $0.98 $32.6 $46.6 Earnings per Share Dividends per Share Net Income 2018 2019 2020 2021 2022 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 Dependable Earnings and Dividend Growth 8 Nasdaq: BMRC D ol la rs p er s ha re $M M American River Acquisition

Tax Equivalent Net Interest Margin 9 Nasdaq: BMRC 1 Peer group includes major exchange-traded Western region banks with assets of $2 billion to $10 billion. Latest available peer data as of June 30, 2023. 2 Includes one peer bank with a unique business model and a NIM of 7.1% in Q1 and 7.6% in Q2. Excluding this bank, the median NIM would be 3.91% in Q1 and 3.56% in Q2.. 1 3.90% 3.98% 3.55% 3.17% 3.11% 3.04% 2.45% 4.19% 4.16% 3.58% 3.36% 3.66% 3.97% 3.66% Bank of Marin Bancorp Peer Group Median 2018 2019 2020 2021 2022 Q1'23 Q2'23 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 2 2

Net Interest Margin Drivers 10 Nasdaq: BMRC • Linked-quarter NIM decreased 59 bps, due primarily to higher deposit costs and borrowing balances, partially offset by higher loan yields. • The cost of deposits increased to 82 bps in the month of June compared to 40 bps in March 2023. • Our increase in deposit rates has lagged the general market, which benefited our NIM by approximately 40 bps in the first quarter. • The current cycle beta of 27% on non-maturity, interest-bearing deposits compares to our interest rate risk modeling assumption of 35%, which is doubled for stress testing. 0.14% 0.08% 0.14% 0.17% 0.16% 0.17% 0.20% 0.23% 0.83% 1.15% 1.36% 1.60%1.68% 2.33% 2.56% 3.08% 3.78% 4.10% 4.33% 4.57% 4.65% 4.83% 5.05% 5.08% IB Deposits Fed Funds 7-22 8-22 9-22 10-22 11-22 12-22 1-23 2-23 3-23 4-23 5-23 6-23 3.04% 0.03% —% (0.01)% (0.40)% (0.21)% 2.45% 1Q23 Loans Securities Cash Deposits Borrowings 2Q23 Net Interest Margin Linked-Quarter Change Average Monthly Cost of IB Deposits vs. Fed Funds

Low Efficiency Ratio Demonstrates Disciplined Expense Control 11 Nasdaq BMRC 1 Peer group includes major exchange-traded Western region banks with assets of $2 billion to $10 billion. Latest available peer data as of June 30, 2023. 1 57.3% 55.2% 55.6% 63.1% 54.4% 60.2% 76.9% 62.0% 62.5% 59.4% 61.7% 57.0% 58.2% 60.9% Bank of Marin Bancorp Peer Group Median 2018 2019 2020 2021 2022 Q1'23 Q2'23 50.0% 55.0% 60.0% 65.0% 70.0% 75.0% 80.0% American River acq & early sub debt redemption Cost of deposit market catch up and borrowings increase

Strong Deposit Franchise 12 Nasdaq: BMRC • Total deposits increased $74.6 million, or 2.3%, compared to March 31, 2023 • Deposit mix continues to favor a high percentage of non-interest bearing deposits • Total cost of deposits of 0.69% (interest-bearing 1.37%) for the quarter and 0.82% (interest-bearing 1.60%) for the month of June • Time deposit balances grew $59MM in Q2 with the total time deposit portfolio average maturity of approximately 11 months and an average rate of 2.18% NIB DDA 47.8% Money Markets 30.9% Savings 8.3% IB DDA 6.9% Time Deposits 6.1% Total Deposit Mix ($3.33B) at 2Q23 NIB DDA 50.3% Money Markets 28.0% Savings 9.5% IB DDA 7.8% Time Deposits 4.4% Total Deposit Mix ($3.25B) at 1Q23 Total Deposit Mix ($3.43B) at September 12, 2023 NIB DDA 48.3% Money Markets 30.8% Savings 7.5% IB DDA 6.7% Time Deposits 6.7%

13 • Proactive outreach and relationship management continues to make us the Bank of choice with 1432 new accounts opened in the quarter (excludes new reciprocal accounts), bringing the YTD total to over 2400 new accounts. The Q2 portion is comprised 87% of interest-bearing accounts at a weighted average interest rate of 3.29%, and 13%, or $22MM, of non-interest-bearing deposits, for a combined rate of 2.84%. • Customer behaviors center around rate and/or FDIC insurance. Second quarter cost of deposits at 0.69%, reflected the first full quarter of higher deposit pricing. Our reciprocal deposit network program (expanded FDIC insurance products) utilization grew by $200.6MM in Q2. • Deposit pricing is stringently managed in the context of each relationship. We expect our cost of deposits to normalize moving forward. New Account Activity New Relationships 41% Existing Relationships - New $ 24% Existing Relationships - Internal $ Movement 35% 1,432 New Accounts Mix (by count) 2Q23 XXXXX13 Nasdaq: BMRC

Strong Liquidity: $2.0 Billion in Net Availability 14 Nasdaq: BMRC At June 30, 2023 ($ in millions) Total Available Amount Used Net Availability Internal Sources Unrestricted Cash $ 16.7 $ — $ 16.7 Unencumbered Securities 761.5 — 761.5 External Sources FHLB 1,033.8 (292.2) 741.6 FRB 337.0 — 337.0 Contingent Lines at Correspondents 135.0 — 135.0 Total Liquidity $ 2,284.0 $ (292.2) $ 1,991.8 • The Bank has long-established minimum liquidity and diversification requirements using tools similar to large banks such as the Liquidity Coverage Ratio and multi-scenario, long-horizon stress testing • Deposit outflow assumptions for liquidity monitoring and stress testing are conservative relative to actual experience and have been reevaluated and updated subsequent to events of the first quarter • Markets and internal activity monitored daily for signs of systemic and idiosyncratic risk • Immediately available contingent funding represented 209% of 6/30/23 estimated uninsured deposits Note: Access to brokered deposit purchases through networks such as Intrafi and Reich & Tang and brokered CD sales not included above.

HTM Securities Portfolio Agency MBS/CMO 75% GSEs 15% Municipal Bonds 7% Corporate Bonds 3% AFS Securities Portfolio Agency MBS/CMO 59%GSEs 18% Municipal Bonds 13% SBA 5% Corporate Bonds & Other 4% USTs 1% High-Quality Securities Portfolio Generates Cash Flow Data as of 6/30/23 15 Nasdaq: BMRC $770.9MM $946.8MM Average Yield — 2.14% Approx. Duration — 3.8 Unrealized Losses (after tax) — $60.0 million TCE Bancorp — 8.6% Average Yield — 2.49% Approx. Duration — 5.8 Unrealized Losses (after tax) — $85.0 million TCE Bancorp w/ HTM — 6.7% 1 ($ in millions at Fair Value) ($ in millions at Cost) 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix.

AOCI and Tangible Equity M ill io ns $373.0 $378.7 $389.0 $398.4 $407.9 $414.6 $416.2 $371.0 $341.4 $331.0 $318.4 $334.2 $352.6 $346.8 $37.3 $58.0 $80.0 $73.7 $62.0 $69.4 35.0% 40.0% 42.0% 40.8% 42.8% 42.5% 42.0% 8.8% 8.0% 7.8% 7.5% 8.2% 8.7% 8.6% Tangible Equity (net AOCL Impact) Accumulated Other Comprehensive Loss Investments/Total Assets Tangible Equity/Tangible Assets Dec 2021 Mar 2022 Jun 2022 Sep 2022 Dec 2022 Mar 2023 Jun 2023 $— $100.0 $200.0 $300.0 $400.0 $500.0 —% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 16 Nasdaq: BMRC

Prudent, Sustainable Model for Loan Growth ($ billions) Five-year compound annual loan growth rate: 4.1% 1 1 Compounded annual growth rate from June 30, 2018 to June 30, 2023. 2 Includes ARB loan base acquired in Q3 2021. $1.76 $1.84 $2.09 $2.26 $2.09 $2.11 $2.10 Non-PPP Loans SBA PPP Loans 2018 2019 2020 2021 2022 Q1 2023 Q2 2023 Total Loans 2 17 Nasdaq: BMRC

Well-diversified Loan Portfolio As of 6/30/23 - No material changes to Q1 2023 18 Nasdaq: BMRC • The loan portfolio is well-diversified across borrowers, industries, loan and property types within our geographic footprint — 93% of loans are guaranteed by borrower guarantors • Non-owner occupied commercial real estate ("NOO-CRE") is well-diversified by property type with 89% of loans being guaranteed by borrower guarantors • Since 2001, net charge-offs for all NOO-CRE total $1.2 million. • Construction loans represent a small portion of the overall portfolio OO-CRE 16% C&I 9% Consumer 13% Construction 5% NOO-CRE 57% Office 31% Mixed Use 7% Retail 20% Warehouse & Industrial 12% Multi-Family 13% Other, 17% 2Q23 Total Loans 2Q23 Total NOO-CRE Loans $2.1B $1.2B

Non-owner Occupied Office Exposure As of 6/30/23 - No material changes to Q1 2023 19 Nasdaq: BMRC • $366 million in exposure spread across our 10-county footprint comprised of 142 loans • $2.6 million average loan balance – largest loan at $17.1 million • 55% average loan-to-value and 1.67x average debt-service coverage ratio* • City of San Francisco NOO-CRE office exposure is 3% of total loan portfolio and 6% of total NOO-CRE loans Marin, 26% Sonoma, 14% San Francisco, 19% Alameda, 7% Sacramento, 6% Napa, 10% Other Bay Area, 14% Other, 4% NOO-CRE Office Portfolio by County City of S.F. NOO-CRE Office Portfolio Total Balance: $71.4 million Average Loan Bal: $6.5 million Number of Loans: 11 loans Average LTV*: 63% Average DCR: 1.20x Average Occupancy: 85% 10 of the 11 properties are low rise buildings, the other is 10 stories. $366MM *Based on the most recent annual review process

NOO-CRE Portfolio Diversified Across Property Types & Geographies As of 6/30/23 - No material changes to Q1 2023 20 Nasdaq: BMRC Retail as of 2Q23 Warehouse & Industrial as of 2Q23 Multi-Family as of 2Q23 Marin, 18% Sonoma, 16% San Francisco, 3% Alameda, 8% Sacramento, 14% Napa, 18% Other Bay Area, 13% Other, 10% Marin, 15% Sonoma, 15% San Francisco, 25% Alameda, 15% Sacramento, 4% Napa, 6% Other Bay Area, 4% Other, 16% Marin, 11% Sonoma, 27% San Francisco, 11% Alameda, 18% Sacramento, 17% Napa, 3% Other Bay Area, 4% Other, 9% $235MM $152MM $144MM Avg. Loan Bal: $2.1MM Largest Bal: $15.1MM # of Loans: 70 Avg. LTV*: 43% Avg. Loan Bal: $1.5MM Largest Bal: $12.1MM # of Loans: 104 Avg. LTV*: 49% Avg. Loan Bal: $1.8MM Largest Bal: $14.3MM # of Loans: 132 Avg. LTV*: 44% *Loan-to-value at origination.

Construction Portfolio Concentrated in Lower-Risk Property Segments As of 6/30/23 - No material changes to Q1 2023 21 Nasdaq: BMRC Marin, 8% Sonoma, 1% San Francisco, 49% Alameda, 27% Other Bay Area, 15% Construction by Type as of 1Q23 Construction Portfolio by County as of 1Q23 Multi-family, 66% Self Storage, 10% 1-4 Residential, 23% Land & Ag, 1% Total Balance: $109.0MM Unfunded Commitments: $22.7MM # of Loans: 18 Avg. Loan Bal: $6.1MM Largest Loan Bal: $17.2MM Avg. LTV*: 55% *Loan-to-value at origination. $109MM $109MM

History of Excellent Asset Quality 22 Nasdaq: BMRC • Consistent, robust credit culture and underwriting principles have supported excellent asset quality • Non-accrual loans continue to remain at historically low levels • Net charge-offs have consistently been negligible for the last five years. • Adequate reserves with allowance for credit losses to total loans of 1.13% Non-accrual Loans / Total Loans 0.01% 0.44% 0.37% 0.12% 0.10% 2019 2020 2021 2022 2Q23 Non-accrual Loans / Total Loans Quarterly Progression 0.49% 0.12% 0.10% 0.10% 3Q22 4Q22 1Q23 2Q23

Peer Comparisons Performance Measures (dollars in thousands) BMRC Q2 2023 Peer Median Q2 2023 Percentile BMRC FY 2022 Peer Median FY 2022 Percentile Non-Interest Bearing/Total Deposits 47.78% 30.93% 100.0% 51.47% 36.44% 100.0 % Gross Loan Growth Rate (year-over-year) (2.77) % 7.08% 1.3% (7.23) % 15.72 % NM NPAs/Assets 0.06% 0.18% 66.7% 0.07% 0.21% 70.7 % Efficiency Ratio 76.91% 60.94% 7.7% 54.39% 57.01% 65.4 % Return on Average Assets 0.44% 1.09% 15.5% 1.08% 1.12% 40.0 % Return on Average Equity 4.25% 10.03% 14.7% 11.16% 11.67% 37.2 % Tangible Common Equity/Tangible Assets 8.64% 8.33% 54.8% 8.21% 8.36% 45.5 % Annualized Net Income/FTE (313) $ 57.43 $ 98.38 17.5% $ 148.80 $ 98.90 73.5 % Peers are major exchange-traded U.S. Western-region banks with $2 billion to $10 billion in assets. Latest available peer data as of Q2 2023. Source: Peer Median and Percentile obtained from S&P Global Market Intelligence as of June 30, 2023. 23 Nasdaq: BMRC

Robust Capital Ratios as of 6/30/23 6.5% 8.0% 10.0% 5.0% 15.5% 15.5% 16.4% 10.1% 8.6% 6.7% Well Capitalized Threshold Bank of Marin Bancorp Bancorp TCE adj. for HTM securities* Common Equity Tier-One Risk-Based Capital Total Tier-One Risk-Based Capital Total Risk-Based Capital Tier-One Leverage Tangible Common Equity *See Reconciliation of Non-GAAP Financial Measures in the Appendix. 24 Nasdaq: BMRC

Long-term Strategic Priorities A strategic and disciplined approach to delivering long-term value Drive high-quality LOAN GROWTH Grow NON-INTEREST INCOME Scale through EFFICIENCY GAINS and ACQUISITIONS Invest in TALENT and TECHNOLOGY 25 Nasdaq: BMRC

Appendix

Reconciliation of GAAP to Non-GAAP Financial Measures 27 Nasdaq: BMRC (in thousands, unaudited) June 30, 2023 Tangible Common Equity - Bancorp Total stockholders' equity $ 423,941 Goodwill and core deposit intangible (77,185) Total TCE a 346,756 Unrealized losses on HTM securities, net of tax (85,046) TCE, net of unrealized losses on HTM securities (non-GAAP) b $ 261,710 Total assets $ 4,092,133 Goodwill and core deposit intangible (77,185) Total tangible assets d 4,014,948 Unrealized losses on HTM securities, net of tax (85,046) Total tangible assets, net of unrealized losses on HTM securities (non-GAAP) e $ 3,929,902 Bancorp TCE ratio a / d 8.6 % Bancorp TCE ratio, net of unrealized losses on HTM securities (non-GAAP) b / e 6.7 % For further discussion about our non-GAAP financial measures, refer to pages 44 and 45 of our Form 10-Q under Item 2 - Management's Discussion and Analysis of Financial Condition and Results of Operations, filed with the SEC on August 8, 2023.

Contact Us 28 Nasdaq: BMRC Tim Myers President & Chief Executive Officer (415) 763-4970 timmyers@bankofmarin.com Tani Girton EVP, Chief Financial Officer (415) 884-7781 tanigirton@bankofmarin.com Media Requests: Yahaira Garcia-Perea Marketing & Corporate Communications Manager (916) 231-6703 yahairagarcia-perea@bankofmarin.com